Driven by a novel pharmaceutical platform focused on SELECTIVE IMMUNOMODULATION Exhibit 99.1

Forward Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among other things, statements, other than historical facts, regarding: the progress, scope, duration or results of clinical trials and preclinical studies of inarigivir soproxil (“inarigivir”), SB 11285 or any of our other product candidates or programs, such as the size, design, population, conduct, cost, objective or endpoints of any clinical trial, or the timing for initiation or completion of or availability of results from any clinical trial (including our Phase 2 clinical trial of inarigivir in patients with chronic Hepatitis B virus); the potential benefits that may be derived from any of our product candidates; our future operations, financial position, revenues, costs, expenses, uses of cash, capital requirements or our need for additional financing; or our strategies, goals, milestones, prospects, beliefs, intentions, plans, expectations, forecasts or objectives. Words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions sometimes identify forward-looking statements. Any forward-looking statement involves known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by such forward-looking statement, and, therefore, you are cautioned not to place undue reliance on any forward-looking statement. These factors include, but are not limited to: whether our cash resources will be sufficient to fund our continuing operations for the period anticipated; the components, timing, costs and results of our clinical trials, preclinical studies and other development activities involving our product candidates; whether certain top-line results from our clinical trials materially change as more information becomes available; whether results obtained in preclinical studies and clinical trials will be indicative of results obtained in future clinical trials; whether inarigivir, SB 11285 and any of our other product candidates will advance through the clinical trial process on a timely basis and receive approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies; and whether, if inarigivir, SB 11285 or any of our other product candidates obtain regulatory approval, it will be successfully distributed and marketed. These and other risks and uncertainties that we face are described in our most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 20, 2018, and in other filings that we make with the SEC from time to time.  All forward-looking statements speak only as of November 1, 2018 and should not be relied upon as representing our views as of any other date. We specifically disclaim any obligation to update any forward-looking statement, except as required by applicable law. All trademarks, service marks, trade names, logos and brand names identified in this presentation are the properties of their respective owners. This presentation also contains estimates and other statistical data generated by independent parties and by us relating to market size and statistics. These estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. FORWARD LOOKING STATEMENT SPRING BANK PHARMACEUTICALS, INC. © 2018

1 • SPRING BANK PHARMACEUTICALS, INC. © 2018 Novel, proprietary platform of selective small molecule immunomodulators Rapid generation of product candidates, shortening development time Application across multiple therapeutic areas including viral infections, inflammation and oncology Potent antiviral activity against HBV demonstrated with lead program: inarigivir Orally available, liver-selective immunomodulator Potential to become the backbone of curative combination treatments for HBV Favorable safety profile to date with no SAEs observed Second HBV program (SB 9225) progressing towards clinical trials in 2019 Fixed-dose combination opportunities for potential market expansion Gilead clinical collaboration currently in Phase 2 with multiple cohorts Inarigivir part of an HBV development strategy with Gilead Next generation STING agonist program anticipated to enter the clinic in multiple cancers in 2019 Currently funded into mid-2021 with multiple data readouts in the next 12–18 months SPRING BANK (NASDAQ:SBPH) INVESTMENT OPPORTUNITY

2 • SPRING BANK PHARMACEUTICALS, INC. © 2018 DIFFERENTIATED PLATFORM & NEAR TERM CATALYSTS FOR POTENTIAL VALUATION ACCELERATION Small Molecule Nucleotide Hybrid Platform NEAR–TERM DEVELOPMENT CATALYSTS Platform focused on immunomodulatory targets based on endogenous nucleotide ligands Rapid evolution of nucleotide scaffolds into development candidate small molecule nucleotide hybrids Reduces discovery cycle and potentially shortens development time

Inarigivir, selective RIG-I agonist, in Ph II development for HBV with planned initiation of Ph IIb / III in early 2019 Clinical collaboration with Gilead Differentiated, next-generation STING agonist program in Immuno-oncology SB 11285 will potentially be first IV STING agonist to enter the clinic in 2019 3 • SPRING BANK PHARMACEUTICALS, INC. © 2018 DIFFERENTIATED PLATFORM & NEAR TERM CATALYSTS FOR POTENTIAL VALUATION ACCELERATION NEAR–TERM DEVELOPMENT CATALYSTS IN–HOUSE OF SYNTHETIC NUCLEOTIDES NEAR–TERM DEVELOPMENT CATALYSTS

4 • SPRING BANK PHARMACEUTICALS, INC. © 2018 PROGRESSIVE PIPELINE DESIGNED TO MEET SIGNIFICANT UNMET NEEDS Platform Targets RIG-I STING Agonists Compound Inarigivir (oral): Monotherapy Co-Administration with Gilead’s Vemlidy® Co-Administration with NUCs SB 9225 inarigivir + tenofovir disoproxil fumarate (TDF) fixed-dose combination SB 9400 Indication SB 11285 (intravenous, intratumoral) Multiple analogs (nanoparticle, neoadjuvant and ADC development) HBV Other Viral Diseases HBV Immuno-oncology Immuno-oncology Preclinical Phase I HBV HBV Phase II Phase III Funded by Gilead

CHRONIC HBV:
A GLOBAL PROBLEM

Chronic HBV infection prevalence (approximate)

~257MM
GLOBALLY

~17MM
US AND EUROPE

Estimated Deaths

~900,000
(IN 2017)

HBV NUC global therapeutics sales

$2.1B
(IN 2017)

LOW TREATMENT RATES OF CHRONIC HBV PATIENTS

- Estimated 10-15% in the US and Europe
- Estimated 1% in the Asia-Pacific region

LOW FUNCTIONAL CURE RATES WITH CURRENT STANDARD OF CARE

5 • SPRING BANK PHARMACEUTICALS, INC. © 2018

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AN OPPORTUNITY TO CHANGE THE CHRONIC HBV PARADIGM BY **ELEVATING THE FUNCTIONAL CURE RATE**

A meaningful new therapy will need:

1. A good safety & tolerability profile
2. Ease of administration
3. Achieve finite course of treatment leading to functional cure rates >8-10%*

- HBV is complex and heterogenous
- Combinatorial approach will be required
- Immunomodulation will need to be the backbone

"Combination of antiviral and immune modulatory therapies will likely be needed to achieve functional hepatitis B virus cure."

Lok A, Zoulim F, Dusheiko G, Ghany MG. Hepatitis B cure: from discovery to regulatory approval. *J Hepatol.* 2017;67:847-861.

*Represents the approximate number of patients that achieved HBsAg clearance after 48 weeks of treatment with αIFN + Viread®

HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; IFN, interferon.

6 • SPRING BANK PHARMACEUTICALS, INC. ©2018

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7 • SPRING BANK PHARMACEUTICALS, INC. © 2018 Potent RIG-I agonist INARIGIVIR: A NOVEL, ORAL, SELECTIVE IMMUNOMODULATOR WITH A DUAL MECHANISM OF ACTION Orally available, liver-selective immunomodulator Demonstrated dose response in HBV DNA and HBV RNA Favorable safety profile to date with no SAEs Deep collaboration with Gilead for co-administration studies with “NUCs” Only oral drug to show significant HBsAg reduction

INARIGIVIR: A NOVEL, ORAL SELECTIVE IMMUNOMODULATOR WITH A DUAL MECHANISM OF ACTION

INARIGIVIR is a RIG–I AGONIST which is designed to:

- **Restore hepatic innate and adaptive immune response** stimulating the production of type III IFNs
- Inhibit the HBV replication complex via a direct acting anti-viral effect
- Result in significant anti-HBV activity with reduction in HBV DNA, HBV RNA, HBsAg and cccDNA



INARIGIVIR
OATP1
RIG-I
RIG-I ACTIVATION AND BINDING TO HBV PGRNA
DAA EFFECT TARGETING REPLICATION COMPLEX
RIG-I
HBV polymerase
5'
ε
3'
HBV pgRNA
5'
ε
3'
HBV pgRNA
TYPE III IFNs
Reverse transcription
Viral replication
Dual antiviral effect against HBV

Hepatocyte

HBV, hepatitis B virus; IFN, interferon; pgRNA, pregenomic RNA; RIG-I, retinoic acid-inducible gene-I.

Sato et al. *Immunity*. 2015;42:123-132.

8 • SPRING BANK PHARMACEUTICALS, INC. © 2018

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PRE-CLINICAL DATA Inarigivir binds to CARDs and regulatory domain of RIG-I with activation of IRF-3 and hepato-selective innate immune response Inarigivir up-regulates intra-hepatic RIG-I, activates intra-hepatic ISGs and suppresses HBsAg, HBV DNA, HBV RNA and cccDNA in the woodchuck CLINICAL Inarigivir potent antiviral against HCV with response proportional to ISG activation and IL-28b status Preliminary data shows inarigivir responses in HBV associated with peripheral IP-10 reduction and activation of ISGs in PBMCs Inarigivir activates a B-cell neutralizing HBsAb response in responder patients 9 • SPRING BANK PHARMACEUTICALS, INC. © 2018 INARIGIVIR – MOA STUDIES INDICATE KEY ROLE FOR SELECTIVE HEPATIC IMMUNO-MODULATION

CLINICAL STUDIES OF **INARIGIVIR IN HBV**

ACHIEVE PHASE II MONOTHERAPY DOSE ESCALATION STUDY

Clinical trial collaboration with Gilead to evaluate inarigivir with nucleotide analog Viread® 300 mg

Up to 80 non-cirrhotic HBV subjects, randomized 4:1 between inarigivir and placebo (Adaptive trial design)

12 weeks (inarigivir monotherapy QD)

- Inarigivir - 25 mg
- Inarigivir - 50 mg
- Inarigivir - 100 mg
- Inarigivir - 200 mg
- Placebo

12 weeks

Viread® 300 mg

All patients switch to Gilead's Viread® 300 mg monotherapy

PRIMARY ENDPOINT: Safety and antiviral activity at 12 weeks

SECONDARY ENDPOINT: PK, change in serum HBV DNA, HBsAg, HBV RNA and HBeAg from baseline to weeks 6, 12, 14, 16, and 24

DNA, deoxyribonucleic acid; HBeAg, hepatitis B e antigen; RNA, ribonucleic acid; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; QD, once daily.

10 • SPRING BANK PHARMACEUTICALS, INC. © 2018

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n=30 Vemlidy® monotherapy Inarigivir - 50 mg + Vemlidy® Inarigivir - 200 mg + Vemlidy® GLOBAL HBV CLINICAL COLLABORATION WITH GILEAD Inarigivir co-administered with Vemlidy® (tenofovir alafenamide) 25 mg in naïve patients Expanded Gilead Phase 2 HBV Study Vemlidy® 12 weeks 36 weeks Initiated by Gilead in 1H 2018 Executed and funded by Gilead Inarigivir - 100 mg 12 weeks 11 • SPRING BANK PHARMACEUTICALS, INC. © 2018 Inarigivir monotherapy in virally suppressed patients - Patients remain on current oral antiviral n=20 n=10 n=30

  Placebo 25 mg HBeAg +ve 25 mg HBeAg -ve 50 mg HBeAg +ve 50 mg HBeAg -ve 100 mg HBeAg +ve 100 mg HBeAg -ve Number 11 9 7 11 5 13 4 Age 40 37 43 36 47 34 46 Gender M:F 7:4 5:5 3:3 9:2 5:0 7:6 3:1 Baseline ALT 69 82 75 75 65 75 90 Baseline HBV DNA log10 6.20 7.86 5.69 7.79 4.55 8.20 5.95 Genotype A 1 1 B 6 4 3 3 3 4 3 C 4 5 1 7 1 8 1 D 2 1 1 In cohort 2 (50 mg), two patients (1 HbeAg +ve and 1 HBeAg –ve) withdrew at day 1 and day 14 from patient choice 12 • SPRING BANK PHARMACEUTICALS, INC. © 2018 ACHIEVE STUDY BASELINE DEMOGRAPHICS COHORTS 1, 2, and 3 Representative demographics of the diverse HBV patient population

13 • SPRING BANK PHARMACEUTICALS, INC. © 2018 HBV DNA 1 0 -1 -2 Placebo 25 mg 50 mg 100 mg Placebo 25 mg 50 mg 100 mg HBV RNA 0.5 0.0 -1.0 -1.5 -0.5 -2.0 Inarigivir 100 mg vs PL *p<0.05 * # Inarigivir vs PL *p<0.03 #p<0.02 Inarigivir Inarigivir Log10 Decline HBV DNA Log10 Decline HBV RNA Inarigivir Dose Inarigivir Dose INARIGIVIR DEMONSTRATES A CONTINUING POSITIVE DOSE RESPONSE IN HBeAg +VE PATIENTS AT WEEK 12

14 • SPRING BANK PHARMACEUTICALS, INC. © 2018 INARIGIVIR DEMONSTRATES A CONTINUING POSITIVE DOSE RESPONSE IN HBeAg -VE PATIENTS AT WEEK 12 HBV DNA HBV RNA Placebo 25 mg 50 mg and 100 mg 4 2 -2 -4 0 -6 2 1 -1 -2 0 -3 Placebo 25 mg 50 mg 100 mg All groups p<0.01 All groups p<0.01 5 patients undetectable HBV RNA at baseline Inarigivir Dose Inarigivir Dose Log10 Decline HBV DNA Log10 Decline HBV RNA

Patients: HBsAg <4 log: 16 HBeAg –ve, 10 HBeAg +ve 15 • SPRING BANK PHARMACEUTICALS, INC. © 2018 IN ALL COHORTS: BASELINE HBsAg PREDICTOR OF RESPONSE OF BOTH DNA AND RNA TO INARIGIVIR 1 -1 -2 0 -3 Subjects with Baseline HBsAg >4 log Subjects with Baseline HBsAg <4 log HBV DNA p<0.001 Subjects with Baseline HBsAg >4 log Subjects with Baseline HBsAg <4 log 2 -2 -4 0 -6 HBV RNA p<0.007 HBsAg >4 log: 1 HBeAg –ve, 19 HBeAg +ve Log10 Decline HBV DNA Log10 Decline HBV RNA

16 • SPRING BANK PHARMACEUTICALS, INC. © 2018 EFFECT OF ORAL INARIGIVIR (25, 50, AND 100 MG) ON HBsAg Only oral drug candidate to show meaningful effect on HBsAg in clinical studies Effect on HBsAg seen at all doses in both monotherapy and after TDF switch Overall, 13 of 47 (28%) patients experienced a 0.5 log10 reduction on inarigivir alone or at 24 weeks after TDF switch HBsAg response seen in 6 HBeAg -ve and 7 HBeAg +ve patients across all genotypes Mean HBsAg reduction 0.8 log10 (range 0.5 – 1.4 log10) in 13 responder patients

17 • SPRING BANK PHARMACEUTICALS, INC. © 2018 EFFECT OF ORAL APPROVED OR INVESTIGATIONAL HBV DRUGS ON HBsAg* TLR-7 (Vesatolimod 4 mg) Week 12 mean reduction: 0.05 log10 No patient >0.5 log10 reduction No effect reported on HBsAg at week 4 TDF / TAF Week 48 mean reduction: HBeAg +ve 0.3 log10 HBeAg –ve 0.017 log10 <1% HBsAg loss cPAM/CAPSID Inarigivir Week 12 or 24 mean reduction: 0.8 log10 in responder population No other oral drug has shown this level of decline 13 of 47 (28%) patients achieved at least a 0.5 log10 reduction, superior to any other oral HBV drug in development * Comparisons are not based on head-to-head studies and therefore conclusions should not be drawn about comparative effect.

INARIGIVIR DEVELOPMENT PLAN ACCOUNTS FOR **HBV HETEROGENEITY**

HBeAg - ve

- 70-80% of chronic HBV patients
- Dominant population in US & EU
- Older age group
- Lower viral burden

HBeAg + ve

- 20-30% of chronic HBV patients
- Younger population
- High viral burden

POTENTIAL MARKET ENTRY

~17 Million infected with HBV in US and EU

~12-15% Treatment rates **~10-12%**

NUC-Suppressed

▼

Inarigivir + existing oral anti-viral
"Suppress & Shock"
OR
Inarigivir monotherapy
"Stop & Shock"

POTENTIAL EXPANSION OPPORTUNITY

Naïve or new to treatment

Opportunity to **increase treatment rates** with improved functional cure

▼

SB 9225 (inarigivir + TDF)

SB 9225 + different MOA

- Further expand HBV population eligible for functional cure
- Potentially reduce treatment duration for other HBV MOAs

18 • SPRING BANK PHARMACEUTICALS, INC. ©2018

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19 • SPRING BANK PHARMACEUTICALS, INC. © 2018 “SHOCK” inarigivir once daily for 12-24 weeks Durable HBsAg loss “SUPPRESS & SHOCK” ADDING INARIGIVIR IN VIRALLY SUPPRESSED PATIENTS Host immune system activated with the goal of clearing the virus Inarigivir immunomodulation anticipated to be studied in a Phase 2b/3 trial for its ability to promote HBsAg loss in NUC-suppressed patients “SUPPRESS” Patients on NUC treatment experience viral suppression Virally suppressed patients continue on NUC treatment

S 20 • SPRING BANK PHARMACEUTICALS, INC. © 2018 “SHOCK” inarigivir once daily for 12-24 weeks Virally suppressed patients stop NUC treatment 10-20% OF PATIENTS Host immune system detects and clears virus Experienced durable HBsAg loss up to 2 years after stopping treatment Inarigivir monotherapy anticipated to be studied in a Phase 2b/3 trial for its potential to improve current functional cure rate (10-20%) and reduce relapse rates following cessation of SOC therapies Virus begins to emerge in body “STOP & SHOCK” – INARIGIVIR MONOTHERAPY Clinical or virologic relapse Host immune system “shocked” by inarigivir with the goal of increasing viral clearance 80-90% OF PATIENTS NUC treatment re-established Potential to accelerate time to cure and increase response rate

“STOP & SHOCK” – INARIGIVIR MONOTHERAPY 21 • SPRING BANK PHARMACEUTICALS, INC. © 2018 “STOP & SHOCK” – INARIGIVIR MONOTHERAPY “Stop” approach is at the forefront of current innovative clinical HBV treatment + Adding inarigivir (“Shock”) to the “Stop” regimen, i.e., “Stop and Shock,” could enhance the clinical trend of ending “NUC” treatment and allowing the host immune system to clear remaining infection in treatment-suppressed patients Objective is to enhance the reactivation of the immune system Exploit the unique immunomodulatory MOA of inarigivir Phase IIb / III program planned to initiate in EU and Asia in early 2019

SB 9225 (inarigivir + TDF) Ph IIb / III program in US, EU and ASIA (anticipated Q3 2019) Newly diagnosed chronic HBV patients SB 9225 once-daily vs. TDF alone 24 week duration of treatment Primary endpoints: HBV DNA & durable HBsAg loss SB 9225 + other MOA (i.e., siRNA, capsid) – addressing HBsAg high viral burden population Ph II program (anticipated mid 2019) 22 • SPRING BANK PHARMACEUTICALS, INC. © 2018 SB 9225 – FIXED-DOSE COMBINATION FOR NAÏVE HBV

INARIGIVIR and SB 9225
LEADING THE WAY AS BACKBONE FOR HBV DEVELOPMENT – PLANNED CLINICAL STUDIES



Ph 2 ACHIEVE 200 mg monotherapy arm
"Suppress & Shock" inarigivir monotherapy Ph 2b/3 in virally suppressed patients
"Stop & Shock" inarigivir monotherapy Ph 2b/3 in low viral burden patients
Ph 2 Gilead study: 50 mg inarigivir + Vemlidy® in naïve patients
Ph 2 Gilead study: 200 mg inarigivir + Vemlidy® in naïve patients
Ph 2 Gilead study: 100 mg inarigivir in virally suppressed patients
Triple combo with SB 9225 and complimentary MOA
SB 9225 Ph 2b/3 24 week study in treatment naïve, low viral burden patients
Q1
Q2
Q3
Q4 2018
Q1
Q2
Q3
Q4 2019

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23 • SPRING BANK PHARMACEUTICALS, INC. © 2018

SB 11285 A NOVEL SYNTHETIC STING AGONIST LEAD COMPOUND A NOVEL SYNTHETIC

STING AGONIST –
POTENT ACTIVATOR OF INNATE IMMUNE RESPONSE



cGAS
DNA
ATP
GTP
ATP
GTP
cGAS
cGAS
ATP
GTP
5'
3'
ATP
GTP
2'
6'
2'3'-cGAMP
TBK1
IRF3
STING
STING
STING
STING
STING
STING
IKK
ER
P
P
IRF3
IRF3
P
P
1xBg
NFxB
Degradation
IRF3
IRF3
P
P
NFxB
Type I Interferons
Nucleus

Potential component of I/O strategies to turn cold tumors "hot"

IV administration could be next frontier of STING agonist development

Activation of Type I IFN could enhance efficacy in combination with checkpoint inhibitors or other I/O MOAs

25 • SPRING BANK PHARMACEUTICALS, INC. ©2018

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26 • SPRING BANK PHARMACEUTICALS, INC. © 2018 SB 11285 – Lead next generation STING agonist Shown to be highly potent & efficacious across multiple preclinical cancer models with associated abscopal and tumor memory responses Potentially first IV STING agonist to enter clinic Differentiated cyclic dinucleotide Distinctive chemistry allows for potential nanoparticle formulation and conjugation with ADCs for targeted delivery Observed to turn “cold” tumors “hot” in preclinical studies ADC, antibody-drug conjugates; IV, intravenous; ; IT, intratumoral; STING, STimulator of INterferon Genes. Unique chemistry allows for “self assembly” could enhance immune cell recruitment via IV administration

27 • SPRING BANK PHARMACEUTICALS, INC. © 2018 SB 11285 SIGNIFICANTLY INHIBITED TUMOR GROWTH IN RELEVANT ONCOLOGY MODELS Efficacy in relevant oncology animal models observed with intravenous (IV), intraperitoneal (IP) and intratumoral (IT) delivery 1600 1400 1200 1000 800 600 400 200 0 1 5 9 12 Days Post Initiation of Treatment Tumor volume (mm3) CT26 Colon Cancer (IV) B16 Melanoma (IV) Day 33 Day 25 Day 40 SB 11285 Vehicle 4T1 Metastatic Breast Cancer (IP)

THE PATH FORWARD FOR SPRING BANK
POTENTIAL FOR MULTIPLE CATALYSTS

Targeted Milestones	2018		2019
2H 2018	Complete monotherapy dosing in the 200 mg cohort of the ACHIEVE Phase II study Gilead initiates additional cohorts in Phase II of inarigivir + NUC combo dosing SB 9225 (inarigivir + tenofovir disoproxil fumarate) fixed-dosed combination ready for clinical trials Gilead completes first cohort of combination trial: inarigivir 50mg + Vemlidy	1H 2019	Complete 24 week dosing in the 200 mg cohort of the ACHIEVE Phase II study Initial data from inarigivir + NUC combo dosing Initiate global Phase IIb / III "Suppress & Shock" trial Submit IND for SB 11285
		2H 2019	Initiate global Phase IIb / III SB 9225 24 week trial Initiate global Phase IIb / III "Stop & Shock" trial

NASDAQ
SBPH

Market Cap
~$200MM[1]

Available Funding
$71MM[1]
Into mid-2021

Shares Outstanding
~16.4MM[1]

1. As of September 30, 2018.
CMC, chemistry, manufacturing and controls; IND, Investigational new drug.

28 • SPRING BANK PHARMACEUTICALS, INC. © 2018

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29 • SPRING BANK PHARMACEUTICALS, INC. © 2018 SPRING BANK PHARMACEUTICALS, INC. A FOCUS ON SIMPLICITY, SAFETY, AND SELECTIVITY SB 9225 (inarigivir + TDF) Simplifies combination therapy Next-generation STING agonist program: Lead SB 11285 anticipated to enter clinic in multiple cancers in 2019 Anticipate multiple data points for potential valuation enhancements in the next 12–18 months World class expertise in HBV Deep clinical collaboration in HBV with Gilead Unique in-house platform Focused on small molecule nucleotide hybrid immunomodulatory molecules Orally administered inarigivir has clinically shown potent antiviral activity in HBV Favorable safety profile to date with no SAEs observed